EXHIBIT

10.1
FIRST BANCORP

LONG-TERM EQUITY
INCENTIVE AWARD

AGREEMENT

THIS AGREEMENT

is entered

into as

of the

____ day

of _______,

and effective

as of

the ___

day of

_____ (the

“Effective
Date”), by and between First BanCorp. (the "Corporation"), and __________

(the "Participant").

The Corporation,

pursuant

to

its First

BanCorp

Omnibus

Incentive

Plan,

as amended

(the

"Plan"),

hereby

grants

a

Long-Term
Equity

Incentive

Award

consisting

of

time-vested

Restricted

Stock

(the

“Restricted

Stock”)

and

Performance

Shares

(the
“Performance Shares”

and, together with

the Restricted Stock,

the “Award”)

to the Participant,

which award

shall have the

terms and
conditions set forth in this Agreement:

1.

Definitions
All capitalized

terms used herein

and not otherwise

specifically defined

herein shall

have the

meanings ascribed

to such

terms in
the Plan.
2.

Award

(a)

Restricted

Stock
.
The

Corporation,

as

of

the

Effective

Date,

hereby

grants

to

the

Participant

a

Restricted

Stock

award

of
________

shares

of

common

stock,

par

value

$0.10

per

share,

of

the

Corporation

(the

"Common

Stock"),

subject

to

the

terms

and
conditions set

forth herein

and subject

to the

terms and

conditions of

the Plan

which is

incorporated herein

by reference

and made

a
part hereof for all purposes.

(b) Performance

Shares
.

The Corporation,

as of

the Effective

Date, hereby

grants to

the Participant

a Performance

Shares award
of ______ shares of

Common Stock, subject

to the terms and

conditions set forth herein

and subject to the

terms and conditions

of the
Plan,

which

is

incorporated

herein

by

reference

and

made

part

hereof

for

all

purposes.

The

Performance

Shares

vest

based

on

the
achievement

of

two

performance

metrics

weighted

equally:

(i)

the

Corporation’s

Relative

Total

Shareholder

Return

(the

“Relative
TSR

Performance

Goal”)

as

compared

to

the

Corporation’s

Peer

Group

(as

defined

in

Appendix

A),

and

(ii)

the

achievement

of

a
tangible book

value per

share goal

(the “TBVPS

Performance Goal”,

and, collectively

with the

Relative TSR

Performance Goal,

the
“Performance

Goals”).

Details

of

the

Performance

Goals

are

specified

in

Appendix

A.

The

performance

cycle

is

a

three-year
performance period defined as January 1, ____ through December 31,

____ (the “Performance Cycle”).

The Participant may

earn ___% of

its target opportunity

for threshold-level performance

up to ___%

of its target

opportunity for
maximum-level performance, which is measured

based upon the achievement of the Performance

Goals during the Performance Cycle
as detailed in

Appendix A.

Amounts between

threshold, target

and maximum

performance will be

interpolated to

reward incremental
achievement, and no amounts are paid for results on a particular performance metric if actual results are below threshold.
The Award

will vest as set forth below.

3.

Vesting

(a) Restricted

Stock Vesting.

Subject to

the terms

and conditions

of this

Agreement, the

Restricted Stock

shall vest

solely on

the
basis

of

the

passage

of

time

over

a

three-year

period

(the

“Restricted

Stock

Vesting

Date”),

as

follows:

fifty

percent

(50%)

of

the
shares shall vest on

the second anniversary date

of the Effective

Date of the award

and the remaining fifty

percent (50%) shall vest

on
the third anniversary date

of the Effective Date

of the award. Notwithstanding

the foregoing, and subject

to earlier vesting as provided
in Section 7 hereof, Restricted Stock

may vest more quickly in the event of

death, Disability,

Retirement, a Change in Control or

other
specified permitted vesting events.

(b) Performance

Shares Vesting.

Subject to the

terms and conditions

of this Agreement,

the Performance Shares

shall vest on

the
third

anniversary

of

the

Effective

Date

of

the

award,

subject

to

the

achievement

of

the

Performance

Goals

established

by

the
Committee

during

the Performance

Cycle (the

“Performance

Shares Vesting

Date”, and,

together

with the

Restricted

Stock Vesting
Date, the “Vesting

Date”). Notwithstanding the

foregoing, and subject

to earlier vesting

as provided in

Section 7 hereof,

Performance

Shares may vest more quickly in the event of death, Disability,

a Change in Control or other specified permitted vesting events.
4.

Restriction on Transfer

(a) Until the shares of the Award

vest pursuant to Section 3 hereof,

none of the shares may be sold, assigned,

transferred, pledged,
hypothecated or otherwise encumbered,

and no attempt to transfer the

shares, whether voluntary or involuntary,

by operation of law or
otherwise, shall vest the transferee with any interest or right in or with respect to the Award.

(b) Notwithstanding

the foregoing

(and assuming

that the

Participant has

not made

an accelerated

income tax

inclusion election
with respect

to the

Award),

at any

time beginning

with the

date upon

which any

shares of

the Award

become vested

and ending

on
December 31

of the

calendar year

including that

date, a

portion of

such shares

may be

transferred as

may reasonably

be required

to
pay the federal, state, local, or

foreign taxes that are anticipated to

apply to the income recognized due

to this vesting, and the

amounts
made transferrable for this purposes shall not count toward the percentages in the schedule above.

5.

Issuance and Custody
(a)

Shares

of

Common

Stock

underlying

an

Award

shall

be

issued

in

book-entry

form

only

and

shall

not

be

represented

by

a
certificate, and shall be registered in the name of the Participant. Each such book-entry shall bear the following legend:

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES

REPRESENTED BY THIS BOOK-ENTRY
FORM

ARE

SUBJECT

TO

THE

TERMS

AND

CONDITIONS

OF

A

CERTAIN

LONG-TERM

INCENTIVE
AWARD

AGREEMENT EFFECTIVE

AS OF

_____, ____,

AS AMENDED

FROM TIME

TO TIME,

AND THE
FIRST

BANCORP

OMNIBUS

INCENTIVE

PLAN,

AS

AMENDED.

COPIES

OF

SUCH

AGREEMENT

AND
PLAN MAY

BE OBTAINED

AT

NO COST BY WRITTEN

REQUEST MADE BY THE

HOLDER OF RECORD
OF THIS BOOK-ENTRY FORM TO

THE SECRETARY

OF THE CORPORATION.”
(b) Participant

shall execute

stock powers

relating to

the Award

and deliver

the same

to the

Corporation.

The Corporation

shall
use such stock powers only for the purpose of canceling any unvested Award that is forfeited.

(c) Each

book-entry

form issued

pursuant

to Section 5(a)

hereof,

together with

the stock

powers relating

to the

Award,

shall be
deposited

by

the

Corporation

with

the

Secretary

of

the

Board

of

Directors

(the

“Secretary”)

of

the

Corporation

or

a

custodian
designated by the

Secretary.

Unless otherwise determined

by the Committee,

delivery of the Award

will be by book-entry

credit to an
account maintained

by the registrar and

transfer agent of

the shares with the

applicable restrictions

on transferability imposed

on such
Award

by this Award

Agreement. Upon vesting of

the Award

in accordance with this Award

Agreement, the Corporation will instruct
the transfer agent to electronically

transfer the Participant’s

shares to a brokerage or other

account on the Participant’s

behalf (or make
such other arrangements for the delivery of the shares as Corporation reasonably determines).

(d) After any

Restricted Stock or Performance

Shares vest pursuant

to Section 3 hereof and

there exists no restrictions

on transfer
pursuant to Section 4 hereof, the Corporation shall promptly issue a book-entry form evidencing such vested Award,

free of the legend
provided in section 5(a) hereof, and shall be delivered to the Participant or the Participant's legal representatives, beneficiaries or heirs.

6.

Distributions and Adjustments

(a)

If

all

or

any

portion

of

the

Award

vest

subsequent

to

any

change

in

the

number

or

character

of

shares

of

Common

Stock
(through

stock

dividend,

recapitalization,

stock

split,

reverse

stock

split,

reorganization,

merger,

consolidation,

split-up,

spin-off,
combination, repurchase

or exchange of

shares of Common Stock

or other securities

of the Corporation,

issuance of warrants

or other
rights

to

purchase

shares

of

Common

Stock

or

other

securities

of

the

Corporation

or

other

similar

corporate

transaction

or

event
affecting the shares

such that an adjustment

is determined by the

Compensation and Benefit

Committee of the

Board of Directors (the
"Committee") to

be appropriate in

order to prevent

dilution or enlargement

of the interest

represented by

the shares),

Participant shall
then receive

upon such

vesting the

number and

type of

securities or

other consideration

which he

would have

received if

the Award
had vested prior to the event changing the number or character of outstanding shares of

Common Stock.

(b)

Any

additional

shares

of

Common

Stock,

any

other

securities

of

the

Corporation

and

any

other

property

(except

for

cash
dividends)

distributed

with

respect

to

the

Award

prior

to

the

Vesting

Date

shall

be

subject

to

the

same

restrictions,

terms

and
conditions as the Award.

(c) Any

additional shares

of Common

Stock,

any securities

and

any

other property

(except for

cash dividends)

distributed

with
respect

to

the

Award

prior

to

the

Vesting

Date

shall

be

promptly

deposited

with

the

Secretary

or

the

custodian

designated

by

the
Secretary to be held in custody in accordance with Section 5(c) hereof.

(d) The

Restricted Stock

shall have

the rights

to dividends

or dividend

equivalents, as

applicable, during

the Restriction

Period.

Such dividends or dividend equivalents

will accrue during the Restriction Period,

but not be paid until restrictions

lapse. Subject to the
aforementioned

and

issuance

of

dividends

or

dividend

equivalents

on

the

Corporation’s

Common

Stock,

dividends

will

be

paid

in
cash.
(e)

Performance

Shares

shall

have

the

right

to

receive

dividend

equivalents.

Such

dividend

equivalents

will

accrue

during

the
Performance Cycle and be paid at

the Performance Shares Vesting

Date based upon achievement of the

Performance Goals. Subject to
the aforementioned

and issuance of

dividends or

dividend equivalents on

the Corporation’s

Common Stock,

dividends will be

paid in
cash.

(f) In the case of Restricted Stock, the Participant will have the right to vote the shares.
7.

Forfeiture; Termination

of Services; Change in Control

(a) In

the event

of the

death of

the Participant

while employed

by the

Corporation, the

Award

held by

the Participant

which has
not vested, shall vest

irrespective of whether the

vesting period has been

completed. In the case

of Performance Shares, the

number of
shares will be calculated as if the target number of the Performance

Goals had in fact been earned.

(b) In the event

the Participant’s

employment is terminated

by reason of Disability,

the Award

held by such participant

which has
not vested, shall vest

irrespective of whether the

vesting period has been

completed. In the case

of Performance Shares, the

number of
shares will be calculated as if the target number of the Performance

Goals had in fact been earned.

(c) In

the event

the Participant’s

employment is

terminated by

the Corporation

or any

Affiliate for

Cause, the

Award

held by

the
Participant which has not vested shall be forfeited and canceled upon such termination.

(d) Unless otherwise

determined by the Committee,

in the event the

Participant’s employment

ends as a result

of the Participant’s
resignation

from

the

Corporation

or

an

Affiliate,

any

Award

held

by

such

Participant

which

has

not

vested,

shall

be

forfeited

and
canceled upon such termination.
(e) In the

event the Participant’s

employment is involuntarily

terminated within one

year after a Change

in Control, if

any Award
held

by

the

Participant

is

not

assumed

by

the

successor

entity

it

shall

vest

irrespective

of

whether

the

vesting

period

has

been
completed.

In

the

case

of

Performance

Shares,

the

number

of

shares

will

be

calculated

as

if

the

target

number

of

the

Performance
Goals had in fact been earned.

(f)

In

the

event

of

the

Participant’s

Retirement:

(1)

Restricted

Stock

held

by

Participant

which

have

not

vested,

shall

vest
irrespective of whether the vesting

period has been completed; and

(2) outstanding Performance Shares

shall continue outstanding and
vest

in

full

on

the

Performance

Shares

Vesting

Date

in

accordance

with

the

actual

results

of

the

Performance

Goals

during

the
Performance Cycle.
(g)

Based

on

particular

circumstances

evaluated

by

the

Committee

as

they

may

relate

to

the

termination

of

a

Participant,

the
Board may,

with the

recommendation of

the Committee,

grant the

full vesting

of the

Award

held by

the Participant

upon termination
of employment.

(h)

If

awards

are

accelerated

for

reasons

other

than

death,

disability,

retirement,

or

change

in

control,

those

discretionarily
accelerated shares will be limited to 10% of the total number of shares authorized under Section 5(a) of the Plan.
8.

Taxes

The Corporation

is authorized to

withhold from

any Award

granted, any

payment relating

to an Award

under the

Plan, including
from a

distribution of

shares of

Common Stock,

or any

payroll or

other payment

to a

participant, amounts

of withholding

and other
taxes

due

or

potentially

payable

in

connection

with

any

transaction

involving

an

Award,

and

to

take

such

other

action

as

the
Committee may deem

advisable to enable

the Corporation and

participants to satisfy obligations

for the payment

of withholding taxes
and other tax obligations

relating to any Award.

This authority shall include

authority to withhold or

receive shares of Common

Stock
or other

property and

to make

cash payments

in respect

thereof in

satisfaction of

a participant’s

withholding obligations,

either on

a
mandatory or

elective basis

in the

discretion of

the Committee,

or in

satisfaction of

other tax

obligations if

such withholding

will not

result in additional accounting expense

to the Corporation. Notwithstanding other provisions

of the Plan, only the minimum amount

of
shares

of

Common

Stock

deliverable

in

connection

with

an

Award

necessary

to

satisfy

statutory

withholding

requirements

will

be
withheld, unless withholding

of any additional

amount of shares of

Common Stock will

not result in

additional accounting expense

to
the Corporation.
9.

Miscellaneous

(a) This Agreement

is issued pursuant to

the Plan and is subject

to its terms. In

the event of any

conflicts between this Agreement
and the

Plan, the

terms and

conditions

of the

Plan shall

prevail. Participant

hereby

acknowledges receipt

of a

copy of

the Plan.

The
Plan is also available for inspection during business hours at the principal office of the Corporation.

(b) This Agreement

shall not confer on

the Participant any right

with respect to continuance

of employment of

the Corporation or
any of its Affiliates.

(c) This

Agreement shall

be governed

by and

construed under

the laws of

the Commonwealth

of Puerto

Rico, without

regard for
conflicts of laws principles thereof.

IN WITNESS WHEREOF
, the parties hereto have caused this Agreement to be duly

executed, and the corporate seal affixed, by
its officers thereunto duly authorized, and the Participant has hereunto set his hand, all on the day and year first above written.

Corporate Seal
FIRST BANCORP

PARTICIPANT
By:
By:

Appendix A
Performance Shares
Total Target

Number of Performance Shares: _______
(Relative TSR Performance Goal: ____; and TBVPS Performance Goal:____)
I. TBVPS Performance Goal:
__%

of

the

Performance

Shares

vest

based

on

the

achievement

of

the

TBVPS

Performance

Goal

of

$____

at

the

end

of

the
Performance Cycle. The Participant

may earn __% of its targe

t

opportunity for threshold-level performance

(__% performance) which
is measured

based upon

the growth

in the TBVPS

during the

Performance Cycle

up to the

TBVPS Performance

Goal (from $______
to

$______).

The

Participant

may

earn

up

to

___%

of

its

target

opportunity

for

maximum

level

performance

(___%

performance),
which is measured

based upon the

growth of TBVPS

during the Performance

Cycle in excess

of the TBVPS

Performance Goal (from
$_____

to

$_____).

Amounts

between

threshold,

target

and

maximum

are

interpolated

to

reward

incremental

achievement,

and

no
amounts are paid for results on a particular performance metric if actual results are below threshold.
TBVPS Performance at the
Performance Shares Vesting

Date
TBVPS Performance Goal
for Each of the Categories
Award Payout
Threshold:

at

__%

of

target
performance
$____
__%

of

target

payout
(minimum payout)
Target:

at ___% of target performance

$____ ___% of target payout
Maximum:

at

___%

of

target
performance
$____
___%

of

target

payout
(maximum payout)
II. Relative TSR Performance Goal:
__% of the Performance Shares vest based on the achievement

of the Relative TSR Performance Goal, as detailed in the below table at
the end of the Performance Cycle.

Relative TSR Percentile Rank among Peer
Group
Award Payout
Opening Price =

__
th

Percentile (threshold)
__%

of

target

payout

(minimum
payout)
__
th

Percentile (target)
___% of target payout
__
th

Percentile (maximum)
___%

of

target

payout

(maximum
payout)
The TSR for a company (including the Corporation) shall be computed based on the fifteen (15) days average closing price of the
company’s common stock

immediately preceding the beginning and end of the Performance Cycle, and it assumes any dividends paid
during the Performance Cycle are reinvested in additional shares of the underlying stock on the ex-dividend date.

The Corporation’s “Peer Group” shall

mean _________________________. If the Corporation’s

relative TSR is negative, payout will
be limited to a maximum of 100% of target, subject to the above detailed performance levels. For avoidance of doubt, if the
Corporation’s relative negative

TSR was at the __
th

percentile (maximum) or above of the Peer Group, payout will be limited to 100%.